                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 6, 2003


                            CRESCENT OPERATING, INC.
               (Exact name of registrant as specified in charter)


             Delaware                      000-22725            75-2701931
   (State or other jurisdiction           (Commission         (IRS Employer
        of incorporation)                 file number)      Identification No.)

             777 Main Street
               Suite 1240
            Fort Worth, Texas                                     76102
(Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (817) 321-1602

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         On March 10, 2003, CRESCENT OPERATING, INC. (the "Company") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division. The case is styled "In Re: Crescent Operating, Inc., Case Number 03-42406." The proposed liquidation plan is more fully described in, and attached as an exhibit to, the Company's Proxy Statement/Prospectus, dated January 17, 2003. No trustee or examiner has been appointed in the case.

ITEM 9.  REGULATION FD DISCLOSURE.

On March 6, 2003, the Company issued a press release announcing that the Company's stockholders, at a special meeting held on March 6, 2003, had approved a proposed bankruptcy plan of the Company pursuant to which the Company would be liquidated under Chapter 11 of the United States Bankruptcy Code. The press release is included as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

         99.1     Press Release dated March 6, 2003.


* * * * *

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CRESCENT OPERATING, INC.

Date: March 13, 2003
                                      By:    /s/ JEFFREY L. STEVENS
                                         ---------------------------------------
                                             Jeffrey L. Stevens
                                             President, Chief Executive Officer,
                                             and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number   Description
------   -----------
99.1     Press Release dated March 6, 2003